Exhibit 99.1
NEWS RELEASE

Contact:     Ted Detrick, Cigna Investor Relations - (215) 761-1414
    Matt Asensio, Cigna Media Relations - (860) 226-2599

Tony Perkins, Catamaran Investor Relations - (312) 261-7805

CIGNA RETAINS AND BUILDS ON SUCCESS OF PHARMACY BUSINESS
DELIVERING MARKET-LEADING VALUE TO CUSTOMERS

◦	Cigna and Catamaran announce ten-year agreement to enhance pharmacy solutions for Cigna's Pharmacy Benefits Management (PBM) business.

◦	Clients and customers will realize greater value through enhanced affordability from combined scale, continued high quality clinical care, and an exceptional service experience.

◦
The arrangement links Cigna's proven clinical management and customer engagement capabilities with Catamaran's innovative technology solutions, while leveraging the two companies' scale for network choice and efficient procurement to deliver market-leading value.

◦	This strategic relationship with Catamaran will result in estimated annualized earnings per share accretion for Cigna of approximately $0.50 in 2015.

BLOOMFIELD, CT, LISLE, IL, June 10, 2013 - Cigna Corporation (NYSE: CI) today announced it will build on its pharmacy benefits business by entering into a ten-year strategic PBM partnering agreement with Catamaran (NASDAQ: CTRX, TSX: CCT) which combines the customer focus and clinical excellence of Cigna's pharmacy team with the capabilities of Catamaran, and the combined purchasing scale of the two companies.

Cigna will continue to offer fully integrated management of medical and pharmacy benefits consistent with its business strategy. These two market leading organizations will partner on sourcing, fulfillment, and clinical services to drive superior cost and clinical outcomes for clients and customers. Delivering this integrated benefit approach brings increased opportunity to create value for customers, clients and shareholders, and better positions the companies for future growth.

“Our integrated pharmacy benefit management business has delivered exceptional results for our customers and clients and continues to be an essential part of our strategy,” said David M. Cordani, President and Chief Executive Officer.  “This strategic PBM partnering agreement will complement Cigna's strengths of partnering with physicians to engage customers in their overall health and wellness.  Connected to Catamaran's industry-leading health care information technology and service solutions, we will deliver strategic options for clients and more affordable customer solutions in a rapidly evolving market.”

“We are excited to be Cigna's partner of choice,” said Mark Thierer, Chairman and CEO of Catamaran.  “The Catamaran Center of Excellence, combined with our flexible technology and client-centered delivery model, will add great value to Cigna's offering by augmenting Cigna's core service capabilities and providing a tailored service to meet the needs of its clients and members. We will unite the two companies' skill and scale to deliver a best-in-class pharmacy solution.”

Under the terms of the agreement, Cigna will continue to lead formulary management, clinical and product development and sales and marketing, while also managing all day-to-day customer- and client-facing functions. Cigna will also continue to provide differentiated clinical services to over eight million customers and integration of medical care and disability management with clinical and pharmacy programs. In retaining its direct engagement with physicians and health care professionals, Cigna will build on its commitment to provide better health outcomes for customers.

Catamaran will bring a leading technology and service platform to better serve Cigna's existing and future pharmacy customers.  Catamaran will also provide prescription drug procurement and inventory management, order fulfillment for Cigna's home-delivery pharmacy, retail network contracting, and claims processing.

Cigna will continue to be the brand for all pharmacy-related customer interactions.  All home delivery prescription drugs and refills will be dispensed and distributed under the Cigna name and label.

Financial Impact
Cigna expects to record one-time transaction costs, primarily for advisory fees associated with this agreement in the second quarter of 2013, resulting in an after-tax charge of approximately $25 million that will be reported as a special item.

Cigna expects this transaction will have an immaterial impact to adjusted income from operations1 in 2013. The Company estimates that this agreement will begin making a positive contribution to earnings in 2014 and will create annualized earnings per share accretion of approximately $0.50 per share2 in 2015 through improved clinical management, purchasing and administrative efficiencies.

BofA Merrill Lynch acted as sole financial advisor to Cigna on the transaction.

Cigna Conference Call
Cigna will be hosting a conference call this afternoon, beginning at 5:00p.m. ET to discuss the transaction. The call-in numbers for the conference call are as follows:

Live Call
(800) 619-9569 (Domestic)
(517) 623-4948 (International)
Passcode: 333521

Replay
(888) 568-0868 (Domestic)
(203) 369-3782 (International)
No Passcode Required

It is strongly suggested you dial in to the conference call by 4:45p.m. ET. The operator will periodically provide instructions regarding the call.
Catamaran Conference Call
Catamaran will host a conference call today, June 10, 2013, at 5:00 pm eastern time to discuss this strategic PBM partnering agreement with Cigna.  To access the live webcast, log on to the Investor section of www.catamaranRx.com.   The call can be accessed by dialing 800-231-9012 or 719-457-2602 for international calls, with access code 7528712.  For a replay of the call, dial 888-203-1112 or 719-457-0820 for international calls, with access code 7528712.

About Cigna
Cigna Corporation (NYSE: CI) is a global health service company dedicated to helping people improve their health, well-being and sense of security. All products and services are provided exclusively by or through operating subsidiaries of Cigna Corporation, including Connecticut General Life Insurance Company, Cigna Health and Life Insurance Company, Life Insurance Company of North America and Cigna Life Insurance Company of New York. Such products and services include an integrated suite of health services, such as medical, dental, behavioral health, pharmacy, vision, supplemental benefits, and other related products including group life, accident and disability insurance. Cigna maintains sales capability in 30 countries and jurisdictions, and has approximately 80 million customer relationships throughout the world. To learn more about Cigna®, including links to follow us on Facebook or Twitter, visit www.cigna.com.

About Catamaran

Catamaran, the industry's fastest-growing pharmacy benefits manager, helps organizations and the communities they serve take control of prescription drug costs. Managing more than 250 million prescriptions each year on behalf of 25 million members, our flexible, holistic solutions improve patient care and empower individuals to take charge of their health. Processing one in every five prescription claims in the U.S., Catamaran's skill and scale deliver compelling financial results and sustainable improvement in the overall health of members. Catamaran is headquartered in Lisle, Ill. with multiple locations in the U.S. and Canada. For more information, please visit CatamaranRx.com, and for industry news and information follow Catamaran on Twitter, @CatamaranCorp.

Notes:

1.
Adjusted income from operations is shareholders' net income excluding realized investment results, special items and results of the guaranteed minimum income benefits (GMIB) business. Adjusted income from operations is a measure of profitability used by Cigna's management because it presents the underlying results of operations of Cigna's businesses and permits analysis of trends in underlying revenue, expenses and shareholders' net income. This measure is not determined in accordance with generally accepted accounting principles (GAAP) and should not be viewed as a substitute for the most directly comparable GAAP measure, which is shareholders' net income.

2.
Weighted average shares used to compute the per share accretion reflects actual weighted average share data as filed in the Company's first quarter 2013 Form 10-Q, adjusted for known items as of June 10, 2013. It does not reflect estimates for any future share repurchase or future issuance of shares for stock-based compensation awards or other investing/financing activities. It also does not reflect an estimate of future changes in share price.

CAUTIONARY STATEMENT FOR PURPOSES OF THE “SAFE HARBOR” PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

Cigna Corporation and its subsidiaries (the “Company”) and its representatives may from time to time make written and oral forward-looking statements, including statements contained in press releases, in the Company's filings with the Securities and Exchange Commission, in its reports to shareholders and in meetings with analysts and investors.  Forward-looking statements may contain information about financial prospects, economic conditions, trends and other uncertainties.  These forward-looking statements are based on management's beliefs and assumptions and on information available to management at the time the statements are or were made.  Forward-looking statements include, but are not limited to, the information concerning possible or assumed future business strategies, financing plans, competitive position, potential growth opportunities, potential operating performance improvements, trends and, in particular, the Company's strategic initiatives, litigation and other legal matters, operational improvement initiatives in the Company's health care operations, and the Company's outlook for full year 2013 and beyond results.  Forward-looking statements include all statements that are not historical facts and can be identified by the use of forward-looking terminology such as the words “believe”, “expect”, “plan”, “intend”, “anticipate”, “estimate”, “predict”, “potential”, “may”, “should,” “will” or similar expressions.

By their nature, forward-looking statements: (i) speak only as of the date they are made, (ii) are not guarantees of future performance or results and (iii) are subject to risks, uncertainties and assumptions that are difficult to predict or quantify. Therefore, actual results could differ materially and adversely from those forward-looking statements as a result of a variety of factors. Some factors that could cause actual results to differ materially from the forward-looking statements include:

1.
health care reform legislation, as well as additional changes in state or federal regulation, that could, among other items, affect the way the Company does business, increase costs, limit the ability to effectively estimate, price for and manage medical costs, and affect the Company's products, services, market segments, technology and processes;

2.
adverse changes in state, federal and international laws and regulations, including increased medical, administrative, technology or other costs resulting from new legislative and regulatory requirements imposed on the Company's businesses;

3.
risks associated with pending and potential state and federal class action lawsuits, disputes regarding reinsurance arrangements, other litigation and regulatory actions challenging the Company's businesses, including disputes related to payments to health care professionals, government investigations and proceedings, tax audits and related litigation, and regulatory market conduct and other reviews, audits and investigations, including the possibility that the acquired Cigna-HealthSpring business may be adversely affected by potential changes in risk adjustment data validation audit and payment adjustment methodology;

4.
challenges and risks associated with implementing improvement initiatives and strategic actions in the ongoing operations of the businesses, including those related to: (i) growth in targeted geographies, product lines, buying segments and distribution channels, (ii) offering products that meet emerging market needs, (iii) strengthening underwriting and pricing effectiveness, (iv) strengthening medical cost results and a growing medical customer base, (v) delivering quality service to members and health care professionals using effective technology solutions, and (vi) lowering administrative costs;

5.	the unique political, legal, operational, regulatory and other challenges associated with expanding our business globally;

6.	challenges and risks associated with the successful management of the Company's key vendors or outsourcing projects, such as Catamaran;

7.
risks associated with the pharmacy benefits management agreement with Catamaran, including without limitation, those related to the ability to transition and implement successfully the agreement in a timely, cost-efficient manner without an adverse impact on service to clients and customers, and the failure to achieve projected operating efficiencies, estimated earnings per share accretion and estimated financial contribution to the Company's results;

8.
risks associated with the Company's mail order pharmacy business that, among other things, includes any potential operational deficiencies or service issues as well as loss or suspension of state pharmacy licenses;

9.
the ability of the Company to execute its growth plans by successfully leveraging capabilities and integrating acquired businesses, including the Cigna-HealthSpring businesses by, among other things, operating Medicare Advantage plans and Cigna-HealthSpring's prescription drug plan, retaining and growing the customer base, realizing revenue, expense and other synergies, renewing contracts on competitive terms or maintaining performance under Medicare contracts, successfully leveraging the information technology platform of the acquired businesses, and retaining key personnel;

10.	risks associated with security or interruption of information systems, that could, among other things, cause operational disruption;

11.
risks associated with the Company's information technology strategy, including that the failure to make effective investments or execute improvements may impede the Company's ability to deliver services efficiently;

12.	the failure to maintain effective prevention, detection and control systems for regulatory compliance and detection of fraud and abuse;

13.
risks associated with the Company's mail order pharmacy business that, among other things, includes any potential operational deficiencies or service issues as well as loss or suspension of state pharmacy licenses;

14.	liability associated with the Company's operations of onsite clinics and medical facilities, including the health care centers operated by the Cigna-HealthSpring business;

15.	heightened competition, particularly price competition, that could reduce product margins and constrain growth in the Company's businesses, primarily the Global Health Care business;

16.	significant stock market declines, that could, among other things, impact the Company's pension plans in future periods as well as the recognition of additional pension obligations;

17.	significant changes in market interest rates or sustained deterioration in the commercial real estate markets that could reduce the value of the Company's investment assets;

18.
downgrades in the financial strength ratings of the Company's insurance subsidiaries, that could, among other things, adversely affect new sales and retention of current business or limit the subsidiaries' ability to dividend capital to the parent company, resulting in changes in statutory reserve or capital requirements or other financial constraints;

19.	significant deterioration in global market economic conditions and market volatility, that could have an adverse effect on the Company's investments, liquidity and access to capital markets;

20.
unfavorable developments in economic conditions, that could, among other things, have an adverse effect on the impact on the businesses of our customers (including the amount and type of health care services provided to their workforce, loss in workforce and ability to pay their obligations), the businesses of hospitals and other providers (including increased medical costs) or state and federal budgets for programs, such as Medicare or social security, resulting in a negative impact to the Company's revenues or results of operations;

21.
risks associated with the Company's reinsurance arrangements for the run-off retirement benefits, life insurance and annuity business, variable annuity death benefits and guaranteed minimum income benefits businesses, including but not limited to, failure by the reinsurer to meet its reinsurance obligations or that the reinsurance does not otherwise provide adequate protection; or

22.
potential public health epidemics, pandemics, natural disasters and bio-terrorist activity, that could, among other things, cause the Company's covered medical and disability expenses, pharmacy costs and mortality experience to rise significantly, and cause operational disruption, depending on the severity of the event and number of individuals affected.

This list of important factors is not intended to be exhaustive.  Other sections of the Company's most recent Annual Report on Form 10-K, including the “Risk Factors” section, and other documents filed with the Securities and Exchange Commission include both expanded discussion of these factors and additional risk factors and uncertainties that could preclude the Company from realizing the forward-looking statements.  The Company does not assume any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

CATAMARAN FORWARD-LOOKING STATEMENTS

Certain information of Catamaran included herein is forward-looking within the meaning of certain securities laws and is subject to important risks, uncertainties and assumptions. This forward-looking information includes, among other things, Catamaran's strategic relationship with Cigna, as well as information with respect to Catamaran's beliefs, plans, expectations, anticipations, estimates and intentions related to such relationship and/or other matters. Forward-looking statements are necessarily based upon a number of estimates and assumptions that, while considered reasonable by management at this time, are inherently subject to significant business, economic and competitive uncertainties and contingencies. Catamaran cautions that such forward-looking statements involve known and unknown risks, uncertainties and other risks that may cause Catamaran's actual financial results, performance, or achievements to be materially different from Catamaran's estimated future results, performance or achievements expressed or implied by those forward-looking statements. Certain factors could cause actual results to differ materially from those in the forward-looking statements are discussed from time to time in Catamaran's filings with the U.S. Securities and Exchange Commission, including the risks and uncertainties discussed under the captions “Risk Factors” and “Management's Discussion and Analysis of Financial Condition and Results of Operations” in Catamaran's Annual Report on Form 10-K and subsequent Form 10-Qs, which are available at www.sec.gov. Investors are cautioned not to put undue reliance on forward-looking statements. All subsequent written and oral forward-looking statements attributable to Catamaran or persons acting on Catamaran's behalf are expressly qualified in their entirety by this notice. Catamaran disclaims any intent or obligation to update publicly these forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.